UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 8, 2014, Salix Pharmaceuticals, Ltd. (“Salix”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Salix, Cosmo Pharmaceuticals S.p.A. (“Cosmo”), Cosmo Technologies Limited (“Tech”), a subsidiary of Cosmo, and Sangiovese, LLC (“Merger Sub”), a newly formed subsidiary of Tech. Concurrently with entering into the Merger Agreement, Cosmo Holding S.p.A. (“Cosmo Holding”), owner of approximately 38% of Cosmo’s shares, and Salix entered into a side letter to the Merger Agreement (the “Cosmo Holding Side Letter Agreement”).

On October 2, 2014, Salix entered into a Termination Agreement (the “Termination Agreement”) with Cosmo, Tech, Merger Sub and Cosmo Holding wherein the parties mutually agreed to terminate, effective immediately upon execution of the Termination Agreement, the Merger Agreement and Cosmo Holding Side Letter Agreement.

In consideration of the termination of the Merger Agreement and the Cosmo Holding Side Letter Agreement, Salix agreed to pay to Tech $25,000,000, and the parties agreed to mutually release each other and certain related persons in respect of matters relating to the Merger Agreement and Cosmo Holding Side Letter Agreement and the transactions contemplated thereby.

The foregoing descriptions of the Termination Agreement and Merger Agreement are not complete and are qualified in their entirety by the terms and conditions of the full text of the Termination Agreement, attached hereto as Exhibit 10.1, and the Merger Agreement, filed as an exhibit to Salix’s Current Report on Form 8-K filed on July 9, 2014, which are incorporated herein by reference.

Item 8.01. Other Events.

On October 2, 2014, Salix and Cosmo issued a press release announcing the termination of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

10.1	Termination Agreement, dated as of October 2, 2014, by and among Salix Pharmaceuticals, Ltd., Cosmo Pharmaceuticals S.p.A., Cosmo Holding S.p.A., Cosmo Technologies Limited and Sangiovese, LLC.

99.1	Joint Press Release issued by Salix Pharmaceuticals, Ltd. and Cosmo Pharmaceuticals S.p.A. on October 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/S/ WILLIAM BERTRAND, JR.
William Bertrand, Jr.
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description

10.1	Termination Agreement, dated as of October 2, 2014, by and among Salix Pharmaceuticals, Ltd., Cosmo Pharmaceuticals S.p.A., Cosmo Holding S.p.A., Cosmo Technologies Limited and Sangiovese, LLC.

99.1	Joint Press Release issued by Salix Pharmaceuticals, Ltd. and Cosmo Pharmaceuticals S.p.A. on October 2, 2014.